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EXHIBIT 10.3(f)


                    SEVENTH AMENDMENT TO EMPLOYMENT AGREEMENT


This Seventh Amendment to Employment Agreement is made and entered into as of July 18, 2000, by and between PriceSmart, Inc., a Delaware Corporation ("Employer") and Robert M. Gans ("Executive").


                                    RECITALS

     A) On September 20, 1994 an Employment Agreement was made and entered into by and between Executive and Employer's Assignor, Price Enterprises, Inc.

     B) On April 11, 1996, Section 2.3 of the Employment Agreement was amended, such that Executive became entitled to three weeks paid vacation each year.

     C) On July 23 1996, Section 2.1 of the Employment Agreement was amended, such that Executive's annual base salary was increased to $175,000.

     D) On April 28, 1997, Section 3.1 of the Employment Agreement was amended, such that Executive's employment term was extended to October 16, 1998.

     E) On August 29, 1997, the Employment Agreement and amendments thereto were assigned by Price Enterprises, Inc. to Employer.

     F) On September 2, 1997, Section 3.1 of the Employment Agreement was amended, such that Executive's employment term was extended to October 16, 2000.

     G) Effective October 1, 1999, Section 2.1 of the Employment Agreement was amended, such that Executive's annual base salary was increased to $180,000.

     H) Employer and Executive now desire to further amend the Employment Agreement, as set forth hereinbelow:


                                    AGREEMENT

          1) Section 3.1 of the Employment Agreement, which currently provides:

               3.1 TERM. The term of Executive's employment hereunder shall commence on October 17, 1994 and shall continue until October 16, 2000 unless sooner terminated or extended as hereinafter provided (the "Employment Term").

is hereby amended, effective as of July 18, 2000, to provide as follows:

               3.1 TERM. The term of Executive's employment hereunder shall commence on October 17, 1994 and shall continue until October 16, 2001 unless sooner terminated or extended as hereinafter provided (the "Employment Term").

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          2)   All other terms of the Employment Agreement, as amended, shall remain unaltered and fully effective.



Executed in San Diego, California, as of the date first written above.




EXECUTIVE                                                EMPLOYER
                                                PRICESMART, INC.

/s/ Robert M. Gans                              By:  /s/ Allan C. Youngberg
----------------------
                                                Name: Allan C. Youngberg

                                                Its: Executive Vice President
                                                     and Chief Financial Officer